UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2017

ECO TEK 360, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

GLOBAL FASHION TECHNOLOGIES, INC.
(Former name or former address, if changed since last report)

000-52047 (Commission File Number)	11-3746201 (IRS Employer Identification No.)
50 Division Street Somerville, New Jersey (Address of principal executive offices)	08876 (Zip Code)

Registrant's telephone number, including area code (973)291-8900

(formerly Global Fashion Technologies, Inc., formerly Premiere Opportunities Group, Inc.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 25, 2017, Eco Tek 360, Inc. (the "Company") held an annual meeting by written consent where the majority of the voting shares of the Company voted to increase size of the Company's Board of Directors to ten(10) seats, and elect the following persons to serve as directors of the Company:  Christopher Giordano (Co-Chairperson), Simon Graj (Co-Chairperson), Frederick Andrieni, Omar Barrientos, Michael Breen, K. Joy Nunn, Michael Rosenberg, Robert Schneiderman, Paul Serbiak and Scott Todd.  In accordance with §2.2 of the Company's Bylaws, all of the aforementioned directors shall serve for a period of one-year or until such time that his or her successor is duly elected and qualified except for Christopher Giordano who shall shall serve for a period of three-years or until such time that his successor is duly elected and qualified.

All of the aforementioned directors shall serve without compensation except for Scott Todd and Simon Graj whom shall receive compensation for their service on the Company's Board of Directors.

Scott Todd shall receive 100,000 Common Stock Options of the Company's Common Stock @ .0001 cents per share and 100,000 three-year common stock options exercisable at $1.50 per share.

Simon Graj shall receive 250,000 Common Stock Options of the Company's Common Stock exercisable @ .01 cents per share; Graj & Gustafsen shall receive 100,000 Common Stock Options of the Company's Common Stock exercisable at $0.50 per share for a period of two years; Simon Graj shall receive ten-percent(10%) of the gross revenues actually received by the Company from product sales made by either Simon Graj and/or Graj and Gustafsen for the period that such contract endures; and Simon Graj shall receive twenty-five-percent(25%) of the gross revenues actually received by the Company from any licensing deals whereby the any license owned by the Company is licensed to a third-party for the purposes of creating fabric, yarn or uniforms.

The foregoing actions were approved through the written consent of a majority of the voting shares of the Company.  Other than the election and compensation of directors, there were no other items submitted to a vote of the security holders as part of the annual meeting.

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECO TEK 360, INC.

	By:	/s/ Christopher Giordano
Christopher Giordano
Date: January 25, 2017		President, Treasurer and Director
Principal Executive Officer and Principal Financial Officer